UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
September 25, 2009 (September 24, 2009)
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-110616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 24, 2009, The Shaw Group Inc., a Louisiana corporation (the “Company”) entered into an Amended and Restated Credit Agreement (the “Restated Credit Agreement”), dated September 24, 2009, among the Company, as borrower; subsidiaries of the Company signatory thereto, as guarantors; BNP Paribas, as administrative agent (the “Administrative Agent”); and the other agents and lenders signatory thereto, whereby the parties thereto amended and restated the Credit Agreement dated April 25, 2005 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2005), as previously amended by Amendment No. 1 dated October 3, 2005 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 4, 2005), Amendment No. 2 dated February 27, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 28, 2006), Amendment No. 3 dated June 20, 2006, Amendment No 4 dated October 13, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 18, 2006), Amendment No. 5 dated January 14, 2008 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 18, 2008), and Amendment No. 6 dated October 15, 2008 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 21, 2008) (as so amended, the “Original Credit Agreement”). Capitalized terms not defined herein have the meanings specified in the Restated Credit Agreement.
The Restated Credit Agreement provides new and extended lender commitments of $1,214,000,000, the entire amount of which is available for the issuance of performance and financial letters of credit and/or borrowings for working capital needs and general corporate purposes. The Restated Credit Agreement makes available $1,214,000,000 in commitments through April 25, 2010 (up from $1,053,000,000), $1,095,000,000 from April 26, 2010 through April 25, 2011 (up from $874,000,000) and $1,000,000,000 from April 26, 2011 through October 25, 2012, where there had been no previous commitments (collectively the “Facility”). The Restated Credit Agreement allows the Company to seek new or increased lender commitments under this Facility subject to the consent of the Administrative Agent and, in some instances, those lenders who issue letters of credit under the Facility on the Company’s behalf, and/or seek other supplemental credit facilities on a pari-passu basis with the Facility, of up to an aggregate of $400,000,000. Additionally, the Company may pledge up to $300,000,000 of its unrestricted cash on hand to secure additional letters of credit incremental to amounts available under the Facility, provided that the Company and its subsidiaries have unrestricted cash and cash equivalents of at least $500,000,000 available immediately following the pledge. The borrowing base restrictions that were set forth in the Original Credit Agreement are not included in the Restated Credit Agreement. The Restated Credit Agreement contains a revised pricing schedule with respect to letter of credit fees and interest rates payable by the Company.
The Restated Credit Agreement contains customary financial covenants and other restrictions. The covenants set forth in the Restated Credit Agreement generally conform to the covenants set forth in the Original Credit Agreement, except that the Restated Credit Agreement, among other things, (1) replaces the consolidated fixed charge coverage ratio covenant of the Original Credit Agreement with a debt service coverage ratio covenant, and (2) increases certain maximum allowable amounts and certain threshold triggers and adds certain additional exceptions with respect to the dividend, investment, indebtedness, lien, asset sale, letter of credit, acquisition, lease, and additional collateral covenants, thus providing the Company with greater financial flexibility in business decisions and strategies. The Restated Credit Agreement contains defaulting lender provisions.
The Restated Credit Agreement includes new lenders to the Facility as well as certain existing lenders who will exit the Facility in 2010 or 2011, following the expiration of their existing commitment. Accordingly, the Restated Credit Agreement contemplates three groups of lenders, the “2010 Lenders,” the “2011 Lenders” and the “2012 Lenders”, with the Facility terminating with respect to such lenders on April 25, 2010, April 25, 2011 and October 25, 2012, respectively.
The Restated Credit Agreement is secured by, among other things: (1) a first priority security interest in all of the Company’s tangible and intangible assets (including, without limitation, equipment, real estate and intellectual property) and a pledge of all of the capital stock of the Company’s material domestic subsidiaries; (2) guarantees by the Company’s material domestic subsidiaries; and (3) a pledge of 66% of the capital stock of certain of the Company’s foreign subsidiaries. The Restated Credit Agreement permits the release of all such liens if (a) the

Company obtains a corporate credit rating of at least BBB- from Standard & Poors and Baa3 from Moody’s, (b) all liens securing any supplemental credit facilities are released, and (c) other conditions specified in the Restated Credit Agreement are satisfied.
The foregoing is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On September 25, 2009, the Company issued a press release announcing the Restated Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed or furnished (in the case of Exhibit 99.1) with this Current Report on Form 8-K.
10.1 The Amended and Restated Credit Agreement dated September 24, 2009, among the Company, as borrower; the subsidiaries of the Company signatories thereto, as guarantors; BNP Paribas, as administrative agent and the other agents and lenders signatory thereto.
99.1 Press release dated September 25, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC. (Registrant)
Date: September 25, 2009	By:	/s/ Brian K. Ferraioli
Executive Vice President and
Chief Financial Officer

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K
September 25, 2009

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated as of September 24, 2009, among the Company, as borrower; the Company’s subsidiaries signatories thereto, as guarantors; BNP Paribas, as administrative agent; and the other agents lenders signatory thereto.

99.1	Press release dated September 25, 2009